SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): April 30, 1999


                         UNITED TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


            001-00812                         06-0570975
      (Commission File No.)        (IRS Employer Identification No.)


                United Technologies Building, One Financial Plaza
                           Hartford, Connecticut 06101
          (Address of principal executive offices, including ZIP code)



                                 (860) 728-7000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

           On April 30, 1999, United Technologies Corporation, a Delaware corporation (the "Company"), issued a press release announcing that the Board of Directors of the Company has approved a two-for-one split of the Company's common stock, par value $1.00 per share (the "Common Stock"), in the form of a dividend.

           The foregoing description of the press release is qualified in its entirety by reference to the press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

           In accordance with Rule 416 of the Commission's rules under the Securities Act of 1933, as amended, and the Commission Staff's telephone interpretation manual, the Company hereby adjusts the number of shares of Common Stock registered with the Commission on Form S-3 (333-26331) for issuance pursuant to the Company's Shareowner Dividend Reinvestment and Stock Purchase Plan from 1,000,000 shares to 2,000,000 shares to reflect the stock split.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

      (c)  Exhibits.

           99.1 Press Release, dated as of April 30, 1999 issued by United Technologies Corporation.



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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  May 4, 1999

                               UNITED TECHNOLOGIES CORPORATION



                               By: /s/ William H. Trachsel
                                  ---------------------------------------
                               Name:   William H. Trachsel
                               Title:  Senior Vice President, General Counsel
                                       and Secretary



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


                                  EXHIBIT LIST


 Exhibit                      Description
   No.

   99.1 Press Release, dated as of April 30, 1999 issued by United Technologies Corporation.


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